EXHIBIT 99.1

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders

Artisan Beverages, Inc.

2140 South Dupont Highway, Camden, DE 19934

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of Artisan Beverages, Inc. (the "Company"), which comprise the balance sheet as of October 31, 2024, and the related statements of operations, stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America (GAAP).

Basis for Opinion

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Going Concern

As described in Note 2 to the financial statements, the Company has incurred recurring losses from operations and has a working capital deficit of $190,452 as of October 31, 2024. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans regarding these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved especially challenging, subjective, or complex auditor judgment. The communication of critical audit matters does not alter in any way our opinion on the financial statements taken as a whole, and we are not providing separate opinions on these critical audit matters.

1.	Going Concern Assessment
	o	The Company has significant accumulated losses and a working capital deficit, which necessitated additional audit procedures to assess management's ability to continue operations.
o

Our audit procedures included evaluating management’s plans to secure additional financing, assessing the reasonableness of forecasts, and reviewing subsequent events for indications of additional funding sources.

2.	Related Party Transactions
	o	The Company has received financing from its president and an unrelated third party, which required detailed analysis of loan terms and disclosures.
	o	We examined supporting documentation, including loan agreements and board approvals, and assessed the adequacy of related party transaction disclosures in the financial statements.

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Responsibilities of Management and Those Charged with Governance

Management is responsible for the preparation and fair presentation of the financial statements in accordance with GAAP and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In performing our audit, we considered the Company’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion.

The Board of Directors is responsible for overseeing the Company’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with PCAOB standards will always detect a material misstatement when it exists.

Misstatements can arise from fraud or error and are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable investor relying on the financial statements.

Report on Other Legal and Regulatory Requirements

We have served as Artisan Beverages, Inc.’s auditor since 2024.

Faiza Mehmood
FM Financial Services LLC 77 Sugar Creek Blvd Sugar Land, TX 77478 January 29th, 2024

Registered with the Public Company Accounting Oversight Board (PCAOB)

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Artisan Beverages, Inc.
Audited Balance Sheets

	As of	As of
	October 31, 2024	October 31, 2023
ASSETS
Current Assets
Cash	$-	$-
Total Current Assets	-	-
Total Assets	$-	$-
LIABILITIES & STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable	$134,000	$32,000
Loans Payable	42,000	-
Loan Payable - Related Party	14,452	2,130
Total Current Liabilities	190,452	34,130
Commitments and Contingencies
Stockholders' Deficit
Common stock, $0.001 par value, 100 shares authorized; 100 shares issued and outstanding as of October 31, 2024 and 2023	$0	$0
Additional Paid-In Capital	-	-
Accumulated deficit	(190,452)	(34,130)
Total Stockholders' Deficit	(190,452)	(34,130)
Total Liabilities &
Stockholders' Deficit	$-	$-

The Accompanying Notes are an Integral Part of These Financial Statements

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Artisan Beverages, Inc.
Audited Statements of Operations

	Year ended	Year ended
	October 31, 2024	October 31, 2023

Revenues	$-	$-
Expenses
General & Administrative	152	-
Management Fees	96,000	32,000
Professional Fees	60,171	2,130
Total Expenses	156,322	34,130
Net Operating (Loss)	(156,322)	(34,130)

Net (Loss)	$(156,322)	$(34,130)
Net Loss Per Basic and Diluted share	$-	$-
Weighted average number of Common Shares outstanding	-	-

The Accompanying Notes are an Integral Part of These Financial Statements

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Artisan Beverages, Inc.
Audited Statements of Changes in Stockholders' Deficit
For the years ended October 31, 2024 and 2023

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit
Balance, June 5, 2023	100	$-	$-	$-	$-
Net loss, October 31, 2023				(34,130)	(34,130)
Balance, October 31, 2023	100	$-	$-	(34,130)	$(34,130)
Net loss, October 31, 2024				(156,322)	(156,322)
Balance, October 31, 2024	100	$-	$-	(190,452)	$(190,452)

The Accompanying Notes are an Integral Part of These Financial Statements

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Artisan Beverages, Inc.
Audited Statements of Cash Flows

	Year ended October 31, 2024	Year ended October 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(156,322)	$(34,130)
Adjustments to reconcile net loss to net cash provided by operating activities:

Changes in operating assets and liabilities:
Accounts Payable	102,000	32,000
Net cash (used in) operating activities	(54,322)	(2,130)

CASH FLOWS FROM INVESTING ACTIVITIES

CASH FLOWS FROM FINANCING ACTIVITIES
Loan Payable	42,000	-
Loan Payable - Related Party	12,322	2,130
Net cash provided by financing activities	54,322	2,130
Net change in cash	-	-

Cash at beginning of period	-	-
Cash at end of period	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for :
Interest	$-	$-
Income Taxes	$-	$-

The Accompanying Notes are an Integral Part of These Financial Statements

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Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Artisan Beverages, Inc. was incorporated under the laws of the State of Delaware on June 5, 2023. Artisan Beverages is a U.S.-based alcoholic beverage company that specializes in producing ready-to-drink cocktails. The company holds the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere. Additionally, Artisan owns the Tipsy Tails brand, which features a variety of canned cocktails. The company is set to initiate production in the eastern United States and Mexico, with plans for future expansion into Central America.

The Company is in the development stage and has commenced limited operations.

NOTE 2. GOING CONCERN

The accompanying financial statements are presented on a going concern basis. The Company has had limited operations during the period from June 5, 2023 (date of inception) to October 31, 2024 and generated an accumulated deficit of $190,452. This condition raises substantial doubt about the Company’s ability to continue as a going concern. The Company is currently in the development stage with minimal operations and expenses, the Company has no current cash to cover the expenses they will incur during the next twelve months in a limited operations scenario or until it raises additional funding. The Company is dependent upon loans from its president and unrelated parties for operating capital. As of October 31, 2024, the Company had a working capital deficit of $190,452 and $0 cash, compared to a working capital deficit of $34,130 and cash of

$0 as of October 31, 2023.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected an October 31, year-end.

Basic Earnings (loss) Per Share

ASC No. 260, “Earnings Per Share”, specifies the computation, presentation, and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. Basic net earnings (loss) per share amounts is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding. Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive items in the Company.

Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

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Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount of cash, account payable, loans payable – related parties approximate their estimated fair value due to the short-term maturities of these financial instruments.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred income taxes. Deferred income taxes are recognized for temporary differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Deferred income taxes are also recognized for net operating loss carryforwards that are available to offset future taxable income and research and development credits.

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

ASC 740, clarifies the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions must meet a more- likely-than-not recognition threshold to be recognized. ASC 740 also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. We have determined that the Company does not have uncertain tax positions on its tax returns for the years 2023 and prior. Based on evaluation of the 2022 transactions and events, the Company does not have any material uncertain tax positions that require measurement. Because the Company had a full valuation allowance on its deferred tax assets as of the years ended October 31, 2024 and 2023, the Company has not recognized any tax benefits since inception.

Our policy is to recognize interest and/or penalties related to income tax matters in income tax expense. We had no accrual for interest or penalties on our balance sheets at October 31, 2024 or 2023, and have not recognized interest and/or penalties in the statement of operations for the years ended October 31, 2024 or 2023.

Revenue

The Company records revenue on an accrual basis when all goods and services have been performed and delivered, the amounts are readily determinable, and collection is reasonably assured. The Company has not generated any revenue since its inception.

Advertising

The Company will expense its advertising when incurred. There has been no advertising since inception.

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Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

The Company will account for equity awards issued to employees and non-employees for services rendered in accordance with the provisions of ASC 718, “Compensation – Stock Compensation”. These transactions are accounted for based on the grant date fair value of the equity award issued. A resulting compensations expense is recorded over the requisite service period, which is typically the vesting period.

NOTE 4. RECENT ACCOUNTING PRONOUCEMENTS

The Company has evaluated all the recent accounting pronouncements through the date the financial statements were issued and believes that none of them will have a material effect on the Company’s financial statements.

NOTE 5. RELATED PARTY TRANSACTIONS

As of October 31, 2024 and 2023, $14,452 and $2,130 was owed to Brian Johnson, current president and sole director of the Company from funds loaned by him to the Company and is non-interest bearing with no specific repayment terms.

As of October 31, 2024, $42,000 was owed to an unrelated party of the Company from funds loaned by them to the Company and is non-interest bearing with no specific repayment terms.

The sole officer and director of the Company may, in the future, become involved in other business opportunities as they become available, he may face a conflict in selecting between the Company and his other business opportunities. The Company has not formulated a policy for the resolution on such conflicts.

NOTE 6. STOCKHOLDERS’ DEFICIT

The stockholders’ deficit section of the Company contains the following classes of capital stock as of October 31, 2024 and October 31, 2023:

Common stock, $ 0.001 par value: 100 shares authorized; 0 shares issued and outstanding.

NOTE 7. INCOME TAXES AND NET OPERATING LOSSES

Income Taxes

a)

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended October 31, 2024 and 2023.

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Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 7. INCOME TAXES AND NET OPERATING LOSSES (Continued)

	2024	2023

Net (loss) before income taxes	$(156,322)	$(34,130)
Adjusted net loss for tax purposes	(156,322)	(34,130)
Statutory rate	21%	21%
	(32,828)	(7,167)
Valuation allowance	32,828	7,167
Provision for income taxes	$-	$-

b)	Deferred Income Tax Assets

Deferred taxes are provided on a liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

c)	Cumulative Non-Capital Losses

At October 31, 2024, the Company had net operating loss carryforwards of approximately $190,452 that may be offset against future taxable income for the year 2024 through 2044. No tax benefit from continuing or discontinued operations have been reported in the October 31, 2024 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to change in ownership provisions of the Tax Reform Act of 1986, net operation loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

The Company had no accruals for interest and tax penalties at October 31, 2024 and 2023.

The Company does not expect the amount of unrecognized tax benefits to materially change within the next twelve months.

The Company is required to file income tax returns in the U.S. and the state of Delaware.

NOTE 8. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to the date these financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued. Based upon this evaluation, it was determined that no subsequent events occurred that require recognition or disclosure in the financial statements.

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